Exhibit 32.2

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Micro-Tech Identification Systems, Inc. (the "Registrant") on Form 10-KSB for the year ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Andy Chudd,
Secretary/Treasurer of the Registrant, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated:  6/27/2007                           /s/ Andy Chudd
      ---------                           -------------------------
                                          Andy Chudd
                                          Secretary and Treasurer